Interest Income, Derivatives and Other Investment Gains (Losses)	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Interest Income, Derivatives and Other Investment Gains (Losses)	Interest Income, Derivatives and Other Investment Gains (Losses)

		Years ended December 31,
	Notes	2025	2024
Interest income		$8.1	$16.1
Insurance recoveries		—	27.3
Gains (losses) on non-hedge derivatives		(26.7)	16.1
Amortization of gain related to flow-through common shares		1.9	1.1
9.7% of Côté Gold pre-Commercial Production gold received by SMM	7	—	18.4
9.7% of Côté Gold expenses funded by SMM		—	(6.6)
Changes in fair value of deferred consideration from the sale of Sadiola		2.0	1.8
Gain on sale of royalties		4.9	—
Other gains (losses)		(1.2)	(3.3)
		$(11.0)	$70.9
During the second quarter 2025, the Company sold 13 royalties on various non-core exploration and development properties for cash consideration of $11.9 million and 11.5 million shares in Summit Royalty for total consideration of $19.4 million. The Company recognized a gain of $4.9 million.
For the year ended December 31, 2025, gains (losses) on non-hedge derivatives include $(26.7) million (December 31, 2024 - $21.6 million) of losses that relate to fair value movements of the embedded derivative related to prepayment options for the Term Loan (note 18(c)).
During the year ended December 31, 2024, the Company received proceeds of $27.3 million upon finalizing an insurance settlement agreement relating to the property and business interruption loss arising from the October 30, 2020 seismic event at the Westwood mine.